POWER OF ATTORNEY

      The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo and Edward F. O'Keefe, and each of them singly, as his/her attorney-in-fact and agents, with full power of substitution and resubstitution, in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign and to file with the U.S. Securities and Exchange Commission, the Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Dreyfus Founders Focus Fund would be transferred to, and its liabilities would be assumed by, Dreyfus Founders Growth Fund, with all exhibits thereto, and other documents in connection therewith, and any amendment to such Registration Statement, as such attorney-in-fact and agent, or any one of them, may deem appropriate:


      REGISTRANT                          REGISTRATION NUMBER(1)

      Dreyfus Founders Funds, Inc.        1933 Act:  2-17531
                                          1940 Act:  811-1018

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 16th day of November, 2001.

                                    /s/ Alan S. Danson
                                    --------------------------------
                                    Alan S. Danson


STATE OF COLORADO             )
     CITY AND                 ) ss.
COUNTY OF DENVER              )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Alan S. Danson, director of the above-referenced registrant, this 16th day of November, 2001.

      Witness my hand and official seal.

      My commission expires: 4/12/04.                            [SEAL]

                                    /s/ Nancy K. Pratt
                                    ------------------------
                                    Notary Public

                                POWER OF ATTORNEY

      The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo and Edward F. O'Keefe, and each of them singly, as his/her attorney-in-fact and agents, with full power of substitution and resubstitution, in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign and to file with the U.S. Securities and Exchange Commission, the Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Dreyfus Founders Focus Fund would be transferred to, and its liabilities would be assumed by, Dreyfus Founders Growth Fund, with all exhibits thereto, and other documents in connection therewith, and any amendment to such Registration Statement, as such attorney-in-fact and agent, or any one of them, may deem appropriate:


      REGISTRANT                          REGISTRATION NUMBER(1)

      Dreyfus Founders Funds, Inc.        1933 Act:  2-17531
                                          1940 Act:  811-1018

(2) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 16th day of November, 2001.

                                    /s/ Joan D. Manley
                                    --------------------------------
                                    Joan D. Manley


STATE OF COLORADO             )
      CITY AND                ) ss.
COUNTY OF DENVER              )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Joan D. Manley, director of the above-referenced registrant, this 16th day of November, 2001.

      Witness my hand and official seal.

      My commission expires: 4/12/04.                            [SEAL]

                                    /s/ Nancy K. Pratt
                                    ------------------------
                                    Notary Public

                                POWER OF ATTORNEY

      The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo and Edward F. O'Keefe, and each of them singly, as his/her attorney-in-fact and agents, with full power of substitution and resubstitution, in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign and to file with the U.S. Securities and Exchange Commission, the Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Dreyfus Founders Focus Fund would be transferred to, and its liabilities would be assumed by, Dreyfus Founders Growth Fund, with all exhibits thereto, and other documents in connection therewith, and any amendment to such Registration Statement, as such attorney-in-fact and agent, or any one of them, may deem appropriate:


      REGISTRANT                          REGISTRATION NUMBER(1)

      Dreyfus Founders Funds, Inc.        1933 Act:  2-17531
                                          1940 Act:  811-1018

(3) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 16th day of November, 2001.

                                    /s/ Robert P. Mastrovita
                                    --------------------------------
                                    Robert P. Mastrovita


STATE OF COLORADO             )
      CITY AND                ) ss.
COUNTY OF DENVER              )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Robert P. Mastrovita, director of the above-referenced registrant, this 16th day of November, 2001.

      Witness my hand and official seal.

      My commission expires: 4/12/04.                            [SEAL]

                                    /s/ Nancy K. Pratt
                                    ------------------------
                                    Notary Public

                                POWER OF ATTORNEY

      The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo and Edward F. O'Keefe, and each of them singly, as his/her attorney-in-fact and agents, with full power of substitution and resubstitution, in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign and to file with the U.S. Securities and Exchange Commission, the Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Dreyfus Founders Focus Fund would be transferred to, and its liabilities would be assumed by, Dreyfus Founders Growth Fund, with all exhibits thereto, and other documents in connection therewith, and any amendment to such Registration Statement, as such attorney-in-fact and agent, or any one of them, may deem appropriate:


      REGISTRANT                          REGISTRATION NUMBER(1)

      Dreyfus Founders Funds, Inc.        1933 Act:  2-17531
                                          1940 Act:  811-1018

(4) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 19th day of November, 2001.

                                    /s/ Trygve E. Myhren
                                    --------------------------------
                                    Trygve E. Myhren


STATE OF COLORADO             )
      CITY AND                ) ss.
COUNTY OF DENVER              )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Trygve E. Myhren, director of the above-referenced registrant, this 19th day of November, 2001.

      Witness my hand and official seal.

      My commission expires: 4/12/04.                            [SEAL]

                                    /s/ Nancy K. Pratt
                                    ------------------------
                                    Notary Public

                                POWER OF ATTORNEY

      The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo and Edward F. O'Keefe, and each of them singly, as his/her attorney-in-fact and agents, with full power of substitution and resubstitution, in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign and to file with the U.S. Securities and Exchange Commission, the Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Dreyfus Founders Focus Fund would be transferred to, and its liabilities would be assumed by, Dreyfus Founders Growth Fund, with all exhibits thereto, and other documents in connection therewith, and any amendment to such Registration Statement, as such attorney-in-fact and agent, or any one of them, may deem appropriate:


      REGISTRANT                          REGISTRATION NUMBER(1)

      Dreyfus Founders Funds, Inc.        1933 Act:  2-17531
                                          1940 Act:  811-1018

(5) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 16th day of November, 2001.

                                    /s/ George W. Phillips
                                    --------------------------------
                                    George W. Phillips


STATE OF COLORADO             )
      CITY AND                ) ss.
COUNTY OF DENVER              )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by George W. Phillips, director of the above-referenced registrant, this 16th day of November, 2001.

      Witness my hand and official seal.

      My commission expires: 4/12/04.                            [SEAL]

                                    /s/ Nancy K. Pratt
                                    ------------------------
                                    Notary Public

                                POWER OF ATTORNEY

      The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo and Edward F. O'Keefe, and each of them singly, as his/her attorney-in-fact and agents, with full power of substitution and resubstitution, in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign and to file with the U.S. Securities and Exchange Commission, the Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Dreyfus Founders Focus Fund would be transferred to, and its liabilities would be assumed by, Dreyfus Founders Growth Fund, with all exhibits thereto, and other documents in connection therewith, and any amendment to such Registration Statement, as such attorney-in-fact and agent, or any one of them, may deem appropriate:


      REGISTRANT                          REGISTRATION NUMBER(1)

      Dreyfus Founders Funds, Inc.        1933 Act:  2-17531
                                          1940 Act:  811-1018

(6) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 16th day of November, 2001.

                                    /s/ Jay A. Precourt
                                    --------------------------------
                                    Jay A. Precourt


STATE OF COLORADO             )
      CITY AND                ) ss.
COUNTY OF DENVER              )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Jay A. Precourt, director of the above-referenced registrant, this 16th day of November, 2001.

      Witness my hand and official seal.

      My commission expires: 4/12/04.                            [SEAL]

                                    /s/ Nancy K. Pratt
                                    ------------------------
                                    Notary Public

                                POWER OF ATTORNEY

      The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo and Edward F. O'Keefe, and each of them singly, as his/her attorney-in-fact and agents, with full power of substitution and resubstitution, in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign and to file with the U.S. Securities and Exchange Commission, the Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Dreyfus Founders Focus Fund would be transferred to, and its liabilities would be assumed by, Dreyfus Founders Growth Fund, with all exhibits thereto, and other documents in connection therewith, and any amendment to such Registration Statement, as such attorney-in-fact and agent, or any one of them, may deem appropriate:


      REGISTRANT                          REGISTRATION NUMBER(1)

      Dreyfus Founders Funds, Inc.        1933 Act:  2-17531
                                          1940 Act:  811-1018

(7) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act").

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 16th day of November, 2001.

                                    /s/ Eugene H. Vaughan
                                    --------------------------------
                                    Eugene H. Vaughan


STATE OF COLORADO             )
      CITY AND                ) ss.
COUNTY OF DENVER              )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Eugene H. Vaughan, chairman and director of the above-referenced registrant, this 16th day of November, 2001.

      Witness my hand and official seal.

      My commission expires: 4/12/04.                            [SEAL]

                                    /s/ Nancy K. Pratt
                                    ------------------------
                                    Notary Public